FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

                                  BY AND AMONG


                         CLEARVIEW CINEMA GROUP, ET AL.



                                       AND


                               THE PROVIDENT BANK,
                                Agent and Lender



                                   dated as of
                                 December 12, 1997

      FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (as hereinafter defined) ("First Amendment") dated as of December 12, 1997, by and among CLEARVIEW CINEMA GROUP, INC., a Delaware corporation, (Holdings"), CLEARVIEW THEATRE GROUP, INC., a New Jersey corporation, CCC ALLWOOD CINEMA CORP., a Delaware corporation, CCC B.C. REALTY CORP., a Delaware corporation, CCC BAYONNE CINEMA CORP., a Delaware corporation, CCC BEDFORD CINEMA CORP., a Delaware corporation, CCC BELLEVUE CINEMA CORP., a Delaware corporation, CCC BERGENFIELD CINEMA CORP., a Delaware corporation, CCC BRONXVILLE CINEMA CORP., a Delaware corporation, CCC CEDAR GROVE CINEMA CORP., a Delaware corporation, CCC CHESTER TWIN CINEMA CORPORATION, a New Jersey corporation, CCC CINEMA 304 CORP., a Delaware corporation, CCC CLOSTER CINEMA CORP., a Delaware corporation, CCC EDISON CINEMA CORP., a Delaware corporation, CCC EMERSON CINEMA CORP., a Delaware corporation, CCC GRAND AVENUE CINEMA CORP., a Delaware corporation, CCC HERRICKS CINEMA CORP., a Delaware corporation, CCC KIN MALL CINEMA CORP., a
Delaware corporation, CCC KISCO CINEMA CORP., a Delaware corporation, CCC LARCHMONT CINEMA CORP., a Delaware corporation, CCC MADISON TRIPLE CINEMA CORP., a New Jersey corporation, CCC MAMARONECK CINEMA CORP., a Delaware corporation, CCC MANASQUAN CINEMA CORPORATION, a New Jersey corporation, CCC MANSFIELD CINEMA CORP., a Delaware corporation, CCC MARBORO CINEMA CORP., a Delaware corporation, CCC MIDDLEBROOK CINEMA CORP., a Delaware corporation, CCC NEW CITY CINEMA CORP., a Delaware corporation, CCC PARSIPPANY CINEMA CORP., a Delaware corporation, CCC PORT WASHINGTON CINEMA CORP., a Delaware corporation, CCC ROSLYN CINEMA CORP., a Delaware corporation, CCC SUCCASUNNA CINEMA CORP., a Delaware corporation, CCC SUMMIT CINEMA CORP. (formerly known as 343-349 Springfield Avenue Corp.), a New Jersey corporation, CCC TENAFLY CINEMA CORP., a Delaware corporation, CCC WASHINGTON CINEMA CORP., a Delaware corporation, CCC WAYNE CINEMA CORP., a Delaware corporation, and CCC WOODBRIDGE CINEMA CORP., a Delaware corporation, (hereinafter, together with their successors in title and assigns called "Borrowers" and each of which is a "Borrower") and THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and various Lenders as set forth in the Credit Agreement.


                              PRELIMINARY STATEMENT

      WHEREAS, Borrowers, Agent and Lenders have entered into an Amended and Restated Credit Agreement dated as of September 12, 1997 ("Credit Agreement"); and

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                                       2

      WHEREAS, Borrowers have requested that Lenders make available to Borrowers an additional Six Million and 00/Dollars ($6,000,000.00) in principal amount of Term Loan B; and

      WHEREAS, Borrower and Lender now wish to amend the Credit Agreement and related documents in accordance with the terms and provisions hereof.

      NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

      1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this First Amendment.

      2.  Definitions;   Schedules;  Exhibits.  (a)  The  following  definitions
contained in Section 1.2 of the Credit Agreement are hereby amended in their entirety to read as follows:

          "Requisite Lenders" means at such times as there are any Loans outstanding, the Lenders whose aggregate Pro Rata Shares of the outstanding Loans are greater than or equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of the outstanding Loans, and at all other times, the Lenders whose aggregate Credit Commitments are greater than or equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate Credit Commitments of all the Lenders; provided, however, that so long as there are less than three Lenders, Requisite Lenders shall mean all of the Lenders.

          "Term Loan B Commitment" shall initially mean Twenty-Three Million and 00/100 Dollars ($23,000,000.00) plus any amounts available pursuant to
      Section 2.2(c) hereof.

            (b) Borrowers acknowledge that immediately following the execution of this First Amendment, The Provident Bank intended to assign to The Bank of New York an aggregate amount of the Loans and Credit Commitments equal to Ten Million and 00/100 Dollars ($10,000,000.00). Immediately upon the effectiveness of such assignment, Schedule 1 to the Credit Agreement is hereby amended in its entirety to read as Schedule 1 to this First Amendment.

            (c) Exhibit K-3 of the Credit Agreement is hereby amended in its entirety by Exhibit K-3 to this First Amendment.

      3. Making the Term Loan B. Section 2.2(c) of the Credit Agreement is hereby amended to in its entirety to read as follows:

          "(c) Term Loan B. Subject to the terms and conditions of this Agreement and in reliance upon the representation and warranties of each Borrower herein set forth, each Lender severally agrees to lend to Borrowers its Participation Percentage of the Term Loan B. The aggregate amount of Term Loan B shall be Twenty-Three Million and 00/100 Dollars ($23,000,000.00). During the First Loan Year, amounts borrowed under this subsection 2.2(c) and repaid or prepaid may be reborrowed subject to the conditions precedent set forth in Sections 4.1 and 4.2 hereof. During the Second Loan Year and thereafter, amounts borrowed under this subsection 2.2(c) and repaid or prepaid may not be reborrowed; provided, however, that if such borrowing is deemed to be made only as a result of the issuances of a Letter of Credit and no Reimbursement Obligation has arisen with respect to such Letter of Credit, the amount of such Letter of Credit may be borrowed upon cancellation or expiration of the Letter of Credit."

      4. Debt to EBITDA. Lender hereby waives compliance for Borrowers with the covenant regarding the ratio of Debt to EBITDA for the Reference Period ending December 31, 1997, so long as the ratio for such Reference Period does not exceed 5.0 to 1.0

      This waiver applies only to Section 7.4 of the Credit Agreement for the period referenced above and does not otherwise modify or waive any other covenant or agreement contained in the Credit Agreement not otherwise modified by this First Amendment.

      5. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 5, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6 and financial covenants set forth in Article 7 and negative covenants set forth in Article 8 thereof, as if fully set forth herein, except to the extent modified by this First Amendment.

      6. Conditions Precedent to Closing of First Amendment. On or prior to the closing of the First Amendment (hereinafter the "First Amendment Closing Date"), each of the following conditions precedent shall have been satisfied:

          (a) Proof of Corporate Authority. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the First Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this First Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this First Amendment, and (ii) its performance of all of its obligations under each of such documents.

          (b) Documents. Each of the documents to be executed and delivered at the First Amendment Closing and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the First Amendment Closing Date.

          (c) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (d) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the First Amendment Closing Date, and no condition shall exist on the First Amendment Closing Date, which constitutes a Default or an Event of Default.

            (e) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the First Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Provident.

          (f) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

      7. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this First Amendment and the handling of any other matters incidental hereto.

          (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this First Amendment, the latter shall govern.

          (c) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

          (d) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

          (e) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.


                             CLEARVIEW CINEMA GROUP, INC.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CLEARVIEW THEATRE GROUP, INC.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC ALLWOOD CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC B.C. REALTY CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC BAYONNE CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President

                             CCC BEDFORD CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC BELLEVUE CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC BERGENFIELD CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC BRONXVILLE CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC CEDAR GROVE CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC CHESTER TWIN CINEMA CORPORATION

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President

                             CCC CINEMA 304 CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC CLOSTER CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC EDISON CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC EMERSON CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President

                             CCC GRAND AVENUE CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC HERRICKS CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President

                             CCC KIN MALL CINEMA CORP.


                             By: /s/ A. Dale Mayo
                                 ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC KISCO CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC LARCHMONT CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC MADISON TRIPLE CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC MAMARONECK CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC MANASQUAN CINEMA CORPORATION

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President

                             CCC MANSFIELD CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC MARBORO CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC MIDDLEBROOK CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC NEW CITY CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC PARSIPPANY CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President


                             CCC PORT WASHINGTON CINEMA CORP.

                             By: /s/ A. Dale Mayo
                                ------------------------
                             Name:  A. Dale Mayo
                             Title: President

                              CCC ROSLYN CINEMA CORP.

                              By: /s/ A. Dale Mayo
                                 ------------------------
                              Name:  A. Dale Mayo
                              Title: President


                              CCC SUCCASUNNA CINEMA CORP.

                              By: /s/ A. Dale Mayo
                                 ------------------------
                              Name:  A. Dale Mayo
                              Title: President


                              CCC SUMMIT CINEMA CORP. (formerly known
                              as 343-349 Springfield Avenue Corp.)

                              By: /s/ A. Dale Mayo
                                  ------------------------
                              Name:  A. Dale Mayo
                              Title: President


                              CCC  TENAFLY CINEMA CORP.

                              By: /s/ A. Dale Mayo
                                 ------------------------
                              Name:  A. Dale Mayo
                              Title: President


                              CCC WASHINGTON CINEMA CORP.

                              By: /s/ A. Dale Mayo
                                 ------------------------
                              Name:  A. Dale Mayo
                              Title: President


                              CCC WAYNE CINEMA CORP

                              By: /s/ A. Dale Mayo
                                  ------------------------
                              Name:  A. Dale Mayo
                              Title: President

                              CCC WOODBRIDGE CINEMA CORP


                              By: /s/ A. Dale Mayo
                                  ------------------------
                              Name:  A. Dale Mayo
                              Title: President


                              THE LENDERS:

                              THE PROVIDENT BANK


                              By:/s/ Christopher B Gribble
                                 ---------------------------
                              Name:   Christopher B. Gribble
                              Title:  Vice President


                              AGENT:


                              THE PROVIDENT BANK, as Agent


                              By:/s/ Christopher B Gribble
                                 ---------------------------
                              Name:   Christopher B. Gribble
                              Title:  Vice President

                                List of Exhibits

Schedule 1   -  Participants
Schedule 3.1 -  Leasehold Interests

Exhibit K-3  -  Form of Amended and Restated Term Note B

            [Schedules and exhibits will be provided upon request.]